UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2014

 CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, Thorofare, NJ	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On March 31, 2014 Checkpoint Systems, Inc. (the “Company”) issued a press release announcing its 2013 fourth quarter and fiscal year end results. A copy of the press release is furnished as Exhibit 99.1 hereto.

In addition, on March 31, 2014, the Company issued a press release announcing the completion of its restatement of financial statements for the 2012 and 2011 fiscal years, as well as quarterly financial data for the first three quarters of 2013 and all four quarters of 2012.  The Company previously announced its intention to restate certain previously-filed financial statements in its Form 8-K filed on March 20, 2014.  A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  The following exhibits are furnished (not filed) herewith:

Exhibit 99.1 Press Release dated March 31, 2014.

Exhibit 99.2 Press Release dated March 31, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: March 31, 2014	By:	/s/ Jeffrey O. Richard
Name: Jeffrey O. Richard
Title: Executive Vice President and Chief Financial Officer

Checkpoint Systems, Inc.

Index of Exhibits

EXHIBIT	DESCRIPTION

EXHIBIT 99.1	Press Release dated March 31, 2014
EXHIBIT 99.2	Press Release dated March 31, 2014